UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2021

Build-A-Bear Workshop, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32320	43-1883836
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

415 South 18th St., St. Louis, Missouri	63103
(Address of Principal Executive Offices)	(Zip Code)

(314) 423-8000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BBW	New York Stock Exchange

Item 2.02.         Results of Operations and Financial Condition.

This Current Report Form 8-K/A of Build-A-Bear Workshop, Inc. (the “Company”) relates to the Current Report on Form 8-K filed on March 10, 2021 (the “Original Report”). In the Original Report, the Company furnished a press release (the “Press Release”) announcing its results for the Company’s 2020 fourth fiscal quarter and full 2020 fiscal year ended January 30, 2021. This amendment describes changes from the Original Report.

After the filing of the Original Report, and in connection with the finalization of its fiscal 2020 audit, the Company identified certain changes to the financial statements filed in the Original Report. These revisions affected the following items on the Company’s Consolidated Balance Sheets: Accounts payable, Accrued expenses, Total current liabilities, Other liabilities, Retained earnings, and Total stockholders’ equity. The revisions also affected the following items on the Company’s Consolidated Statements of Operations: Cost of merchandise sold – retail, Consolidated gross profit, Selling, general and administrative expense, income (loss) before income taxes, and, net (loss) income and (loss) income per common share for the quarter and year ended January 30, 2021. These changes also affected the Company’s Adjusted income (loss) before income taxes (adjusted pre-tax), Adjusted net (loss) income, and Adjusted net (loss) income per diluted share (adjusted EPS). A summary of the revised amounts is set forth below. Amended financial statements giving effect to these changes are reflected in this Report and replace those included in the Press Release. These adjustments have no effect on the Company's previously issued guidance for 2021.

The changes were primarily the result of the following:

●
A reduction in Selling, general and administrative expense of approximately $1.5 million, which was due to a change in estimate of incentive compensation expense because of the significant Loss before income taxes in fiscal 2020, largely driven by negative impact of the pandemic. This change in estimate resulted in a corresponding increase in income (loss) before income taxes, and (loss) income per common share within the Unaudited Condensed Consolidated Statement of Operations. This change also resulted in a decrease in Accrued expenses of the same amount within the Unaudited Condensed Consolidated Balance Sheets.

●
A reduction in Accrued expenses and an increase in Other liabilities of approximately $1.0 million within the Unaudited Condensed Consolidated Balance Sheets was due to a reclassification of the long-term portion of deferred FICA tax payments. This change had no effect on the Unaudited Condensed Consolidated Statements of Operations.

●
The aggregate effect of certain immaterial adjustments of $0.1 million affecting Cost of goods sold – retail and Selling, general and administrative expenses in the Unaudited Condensed Consolidated Statements of Operations and Accrued expenses and Accounts payable within the Unaudited Condensed Consolidated Balance Sheets.

Note Regarding Non-GAAP Financial Measures
In this Current Report on Form 8-K/A, the Company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the Company provides historic income and income per diluted share adjusted to exclude certain costs and accounting adjustments, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the Company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the Company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results. These non-GAAP financial measures are defined and reconciled to the most comparable GAAP measure later in this document.

The information furnished in, contained, or incorporated by reference into this Item 2.02, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. In addition, this report shall not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely as a requirement of this Item.

Summary of Changes (Dollars in thousands, except per share data or otherwise noted)
	Original	Revised	Change
Consolidated Balance Sheet as of January 30, 2021
Accounts payable	$17,784	$17,901	$117
Accrued expenses	20,326	17,551	(2,775)
Other liabilities	1,323	2,354	1,031
Retained earnings	5,315	6,942	1,627

Company’s Consolidated Statements of Operations for the 13 weeks ended January 30, 2021
Cost of merchandise sold – retail	$45,606	$45,483	($123)
Consolidated gross profit	46,925	47,048	123
Selling, general and administrative expense	37,757	36,253	(1,504)
(Loss) income before income taxes	9,164	10,791	1,627
Net (loss) income	8,843	10,470	1,627
(Loss) income per common share
Basic	$0.59	$0.70	$0.11
Diluted	0.57	0.67	0.10

Company’s Consolidated Statements of Operations for the 52 weeks ended January 30, 2021
Cost of merchandise sold – retail	$147,906	$147,783	($123)
Consolidated gross profit	97,286	97,409	123
Selling, general and administrative expense	119,089	117,585	(1,504)
(Loss) income before income taxes	(21,813)	(20,186)	1,627
Net (loss) income	(24,610)	(22,983)	1,627
(Loss) income per common share
Basic	($1.65)	($1.54)	$0.11
Diluted	(1.65)	(1.54)	0.11

	Original	Revised	Change
Selected Financial and Store data – Other financial data for 13 weeks ended January 30, 2021
Retail gross margin ($)	$46,250	$46,373	$123
Retail gross margin (%)	50.4%	50.5%	0.1%

Selected Financial and Store data – Other financial data for 52 weeks ended January 30, 2021
Retail gross margin ($)	$101,304	$101,427	$123

Reconciliation of GAAP to Non-GAAP Results for 13 weeks ended January 30, 2021
Income (loss) before income taxes (pre-tax)	$9,164	$10,791	$1,627
Adjusted income (loss) before income taxes (adjusted pre-tax)	7,638	9,265	1,627

Net (loss) income	$8,843	$10,470	$1,627
Adjusted net (loss) income	7,317	8,944	1,627

Net (loss) income per diluted share (EPS)	$0.57	$0.67	$0.10
Adjusted net (loss) income per diluted share (adjusted EPS)	0.47	0.58	0.11

Reconciliation of GAAP to Non-GAAP Results for 52 weeks ended January 30, 2021
Income (loss) before income taxes (pre-tax)	($21,813)	($20,186)	$1,627
Adjusted income (loss) before income taxes (adjusted pre-tax)	(15,068)	(13,441)	1,627

Net (loss) income	($24,610)	($22,983)	$1,627
Adjusted net (loss) income	(15,366)	(13,739)	1,627

Net (loss) income per diluted share (EPS)	($1.65)	($1.54)	$0.11
Adjusted net (loss) income per diluted share (adjusted EPS)	($1.03)	(0.92)	0.11

BUILD-A-BEAR WORKSHOP, INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Operations
(dollars in thousands, except share and per share data)

	13 Weeks		13 Weeks
	Ended		Ended
	January 30,	% of Total	February 1,	% of Total
	2021	Revenues (1)	2020	Revenues (1)
Revenues:
Net retail sales	$91,856	98.1	$100,654	96.3
Commercial revenue	1,370	1.5	3,385	3.2
International franchising	434	0.4	544	0.5
Total revenues	93,660	100.0	104,583	100.0
Cost of merchandise sold:
Cost of merchandise sold - retail (1)	45,483	49.5	49,930	49.6
Store asset impairment	302	0.3	—	0.0
Cost of merchandise sold - commercial (1)	528	38.5	1,545	45.6
Cost of merchandise sold - international franchising (1)	299	68.9	419	77.0
Total cost of merchandise sold	46,612	49.8	51,894	49.6
Consolidated gross profit	47,048	50.2	52,689	50.4

Selling, general and administrative expense	36,253	38.7	45,107	43.1
Interest (income) expense, net	4	0.0	(6)	(0.0)
(Loss) income before income taxes	10,791	11.5	7,588	7.3
Income tax expense	321	0.3	1,426	1.4
Net (loss) income	$10,470	11.2	$6,162	5.9

(Loss) Income per common share:
Basic	$0.70		$0.42
Diluted	$0.67		$0.42
Shares used in computing common per share amounts:
Basic	14,999,786		14,752,560
Diluted	15,524,340		14,808,984

(1)
Selected statement of operations data expressed as a percentage of total revenues, except cost of merchandise sold - retail, cost of merchandise sold - commercial and cost of merchandise sold - international franchising that are expressed as a percentage of net retail sales, commercial revenue and international franchising, respectively.  Percentages will not total due to cost of merchandise sold being expressed as a percentage of net retail sales, commercial revenue or international franchising and immaterial rounding.

BUILD-A-BEAR WORKSHOP, INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Operations
(dollars in thousands, except share and per share data)

	52 Weeks		52 Weeks
	Ended		Ended
	January 30,	% of Total	February 1,	% of Total
	2021	Revenues (1)	2020	Revenues (1)
Revenues:
Net retail sales	$249,210	97.6	$323,491	95.6
Commercial revenue	4,426	1.7	11,892	3.5
International franchising	1,674	0.7	3,160	0.9
Total revenues	255,310	100.0	338,543	100.0
Costs and expenses:
Cost of merchandise sold - retail (1)	147,783	59.3	176,652	54.6
Store asset impairment (2)	7,346	2.9	—	—
Cost of merchandise sold - commercial (1)	1,837	41.5	5,432	45.7
Cost of merchandise sold - international franchising (1)	935	55.9	2,836	89.7
Total cost of merchandise sold	157,901	61.8	184,920	54.6
Consolidated gross profit	97,409	38.2	153,623	45.4

Selling, general and administrative expense	117,585	46.1	152,047	44.9
Interest expense, net	10	0.0	15	0.0
Income (loss) before income taxes	(20,186)	(7.9)	1,561	0.5
Income tax expense (benefit)	2,797	1.1	1,300	0.4
Net income (loss)	$(22,983)	(9.0)	$261	0.1

Income (loss) per common share:
Basic	$(1.54)		$0.02
Diluted	$(1.54)		$0.02
Shares used in computing common per share amounts:
Basic	14,923,304		14,711,334
Diluted	14,923,304		14,759,810

(1)
Selected statement of operations data expressed as a percentage of total revenues, except cost of merchandise sold - retail, cost of merchandise sold - commercial and cost of merchandise sold - international franchising that are expressed as a percentage of net retail sales, commercial revenue and international franchising, respectively.  Percentages will not total due to cost of merchandise sold being expressed as a percentage of net retail sales, commercial revenue or international franchising and immaterial rounding.

(2)	Due to the charges primarily in the 52 weeks ended January 30, 2021, a separate line item was disclosed and expressed as a percentage of net retail sales.

BUILD-A-BEAR WORKSHOP, INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Balance Sheets
(dollars in thousands, except per share data)

	January 30,	February 1,
	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$34,840	$26,726
Inventories, net	46,947	53,381
Receivables, net	8,295	11,526
Prepaid expenses and other current assets	10,111	7,117
Total current assets	100,193	98,750

Operating lease right-of-use asset	104,825	126,144
Property and equipment, net	52,973	65,855
Deferred tax assets	-	3,411
Other assets, net	3,381	3,102
Total Assets	$261,372	$297,262

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$17,901	$15,680
Accrued expenses	17,551	16,536
Operating lease liability short term	32,402	30,912
Gift cards and customer deposits	19,029	20,231
Deferred revenue and other	2,445	2,605
Total current liabilities	89,328	85,964

Operating lease liability long term	101,462	119,625
Deferred franchise revenue	920	1,325
Other liabilities	2,354	1,717

Stockholders' equity:
Common stock, par value $0.01 per share	159	152
Additional paid-in capital	72,822	70,633
Accumulated other comprehensive loss	(12,615)	(12,079)
Retained earnings	6,942	29,925
Total stockholders' equity	67,308	88,631
Total Liabilities and Stockholders' Equity	$261,372	$297,262

BUILD-A-BEAR WORKSHOP, INC. AND SUBSIDIARIES
Unaudited Selected Financial and Store Data
(dollars in thousands)

	13 Weeks	13 Weeks	52 Weeks	52 Weeks
	Ended	Ended	Ended	Ended
	January 30,	February 1,	January 30,	February 1,
	2021	2020	2021	2020

Other financial data:

Retail gross margin ($) (1)	$46,373	$50,724	$101,427	$146,839
Retail gross margin (%) (1)	50.5%	50.4%	40.7%	45.4%
Capital expenditures (2)	$1,017	$2,285	$5,046	$12,384
Depreciation and amortization	$3,332	$3,346	$13,237	$13,705

Store data (3):
Number of corporately-managed retail locations at end of period
North America			305	316
Europe			48	55
Asia			1	1
Total corporately-managed retail locations			354	372

Number of franchised stores at end of period			71	92

Corporately-managed store square footage at end of period (4)
North America			712,287	719,078
Europe			71,609	78,786
Asia			1,750	1,750
Total square footage			785,646	799,614

(1)
Retail gross margin represents net retail sales less cost of merchandise sold - retail.  Retail gross margin percentage represents retail gross margin divided by net retail sales. Store impairment is excluded from retail gross margin.

(2)	Capital expenditures represents cash paid for property, equipment, other assets and other intangible assets.
(3)
Excludes e-commerce.  North American stores are located in the United States, Canada and Puerto Rico.  In Europe, stores are located in the United Kingdom, Ireland and Denmark. In Asia, the store is located in China. Seasonal locations not included in store count.

(4)
Square footage for stores located in North America is leased square footage.  Square footage for stores located in Europe is estimated selling square footage. Seasonal locations not included in the store count.

* Non-GAAP Financial Measures

BUILD-A-BEAR WORKSHOP, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Results
(dollars in thousands, except per share data)

	13 Weeks	13 Weeks	52 Weeks	52 Weeks
	Ended	Ended	Ended	Ended
	January 30,	February 1,	January 30,	February 1,
	2021	2020	2021	2020
Income (loss) before income taxes (pre-tax)	$10,791	$7,588	$(20,186)	$1,561
Income (loss) before income tax adjustments:
United Kingdom Lockdown Business Grants (1)	(756)	-	(756)	-
COVID-19 activity (2)	30	-	142	-
Ohio Bureau of Workers' Compensation dividend (3)	(332)	-	(332)	-
Impairment, bad debt, and lease modification (4)(5)	328	(244)	7,956	(1,016)
Foreign exchange (gains) losses (6)	(798)	(261)	(601)	71
Other (7)	2	202	336	370
Adjusted income (loss) before income taxes (adjusted pre-tax)	9,265	7,285	(13,441)	986

Income tax (expense) benefit	(321)	(1,426)	(2,797)	(1,300)
Tax adjustments:
Income tax impact: adjustments (8)(9)	-	64	-	121
Income tax impact: CARES Act (10)	-	-	(773)	-
Valuation allowance (11)	-	-	3,272	449
Adjusted income tax (expense) benefit	(321)	(1,362)	(298)	(730)

Net (loss) income	10,470	6,162	(22,983)	261
Adjustments	(1,526)	(239)	9,244	(5)
Adjusted net (loss) income	$8,944	$5,923	$(13,739)	$256

Net (loss) income per diluted share (EPS)	$0.67	$0.42	$(1.54)	$0.02

Adjusted net (loss) income per diluted share (adjusted EPS)	$0.58	$0.40	$(0.92)	$0.02

Fiscal 2023 forecast reconciliation of Non-GAAP figure
(dollars in millions)

Income before before income taxes (pre-tax)	$7 - $17
Interest	-
Depreciation and Amortization	13
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$20 - $30

(1)
Represents the business grants received from the United Kingdom government for business in the retail, hospitality and leisure sectors. These grants were provided on a per-property basis to support businesses through the latest lockdown restrictions as a result of the COVID-19 pandemic.

(2)	Represents COVID-19 related expenses at our stores, warehouse, and headquarters.
(3)	Represent a dividend distribution received from the Ohio Bureau of Workers' Compensation in the fourth quarter.
(4)
Represents non-cash adjustments including asset impairment charges related to store fixed assets and right-of-use operating lease assets and bad debt expense in the 13 and 52 weeks ending January 30, 2021 and February 1, 2020.

(5)
Represents the lease modification impacts of exercising early termination options in leases offset by non-cash impairment charges related to store fixed assets, receivables, and inventory in the 13 and 52 weeks ended February 1, 2020

(6)
Represents the consolidated impact of foreign exchange rates on the re-measurement of balance sheet items not denominated in functional currency recorded under the provisions of U.S. GAAP.  This does not include any impact on margin associated with the translation of revenues or the foreign subsidiaries' purchase of inventory in U.S. dollars.

(7)	Represents severance and other non-recurring changes in reserves and charges.
(8)	As a result of the Company's full, global valuation allowance, the Company cannot realize an income tax benefit on these adjustments for the fourth quarter or full year fiscal 2020.
(9)	Represents the aggregate tax impact of the pre-tax adjustments for the fourth quarter and full year fiscal 2019.
(10)	Represents the impact of the technical correction related to qualified leasehold improvements resulting from the CARES Act occurring in the first quarter of fiscal 2020
(11)	Represents the valuation allowance recorded on its net deferred tax assets in North America in the first quarter of fiscal 2020 and the United Kingdom in the fourth quarter of fiscal 2019.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date: April 8, 2021	By:	/s/ Voin Todorovic
	Name:	Voin Todorovic
Title: Chief Financial Officer